Principal Street Short Term Municipal Fund Summary Prospectus December 29, 2022 Investor Class – PSTEX Institutional Class – PSTYX
Before you invest, you may want to review the Principal Street Short Term Municipal Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2022, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://principalstreetfunds.com/shortterm/. You can also get this information at no cost by calling the Fund (toll-free) at 1-877-914-7343 or by sending an e-mail request to morgan.sanders@principalstreet.com.
Investment Objective
The Fund’s primary investment objective is to provide current income exempt from regular federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.45%	0.45%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	4.90%	3.96%
Total Annual Fund Operating Expenses	5.60%	4.41%
Less: Fee Waiver (1)	-4.65%	-3.71%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (1)	0.95%	0.70%
(1)    Principal Street Partners, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding certain expenses such as Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, acquired fund fees and expenses ("AFFE"), or extraordinary expenses) do not exceed 0.70% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the day on which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$97	$1,255	$2,400	$5,202
Institutional Class	$72	$997	$1,933	$4,323
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover rate for the period from commencement of operations on April 27, 2022 to August 31, 2022 was 24%.
Principal Investment Strategies
Under normal market conditions, and as a fundamental policy, the Fund will invest at least 80% of its total assets (plus borrowings for investment purposes) in municipal debt securities, the income from which is exempt from federal regular individual income tax. The Fund may invest in all types of municipal bonds that are exempt from federal income tax, but may not invest more than 15% of its net assets in securities that produce income subject to the federal alternative minimum tax (the “AMT”). The Adviser’s security selection process focuses primarily on tax free income-producing securities across sectors and industries.

The Fund’s investments in debt securities may have fixed or variable principal payments. The Fund’s investments may have varied interest rate payment and reset terms, including fixed and floating rates, contingent, deferred, payment in kind and auction rate features. These various features are evaluated in the Adviser’s selection process in the context of certain factors, such as current economic conditions and the current composition of the portfolio. From time to time the Fund may focus its investments in the securities of issuers in the same economic sector, with such focus occurring when a particular sector offers the most opportunities for value. The Fund may invest in debt securities with any maturity or duration.
The Fund seeks to maintain a dollar-weighted average effective portfolio maturity of three (3) years or less; however, it can buy securities that have short, intermediate or long maturities. A substantial percentage (i.e., as much as market opportunities will permit) of the securities the Fund buys may be “callable,” meaning that the issuer can redeem them before their maturity date. Because of events affecting the bond markets and interest rate changes, the effective portfolio maturity might not meet that target for temporary periods.

The Fund will not invest more than 10% of its total assets in securities that are rated below investment grade (sometimes referred to as "junk bonds") by a nationally recognized statistical rating organization, such as Standard & Poor's, or, if unrated, assigned a comparable rating by the Adviser, Principal Street Partners LLC. The Fund also will not invest more than 20% of its total assets in securities rated below the top three investment grade categories. For unrated securities, the Adviser may internally assign ratings to those securities in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations, after assessing their credit quality and other factors typically utilized by the nationally recognized statistical rating organizations, such as probability of default calculations. There can be no assurance, nor is it intended, that the Adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund will not invest more than 10% of its total assets in securities that are unrated by a nationally recognized statistical rating organization, which includes private placement and restricted securities that are unrated. However, this limitation does not apply to an unrated security that the Adviser, in its discretion, determines to be comparable to another security (i) that has substantially similar characteristics, (ii) that is comparable in priority and security (if applicable), (iii) that is issued by the same issuer or guaranteed by the same guarantor, and (iv) that is rated by a nationally recognized statistical rating organization.

In selecting investments for the Fund, the portfolio managers look for high current income; favorable credit characteristics (e.g., willingness and ability to make payments, credit history, etc.); a wide range of issuers including different municipalities, agencies, sectors and revenue sources (e.g., property tax receipts, sales tax receipts, etc.); unrated bonds or securities of smaller issuers that might be overlooked by other investors, which are typically bonds that are non-rated and trade on secondary markets; and special situations that may offer high current income or opportunities for value because such issuers are facing distressed financial or operating circumstances, but the bonds may additionally have specifically pledged security interest or other credit enhancements which deem them attractive to the portfolio managers. The portfolio managers may consider selling a security if any of these factors no longer apply, but are not required to do so.

In selecting securities for the Fund, the Adviser employs a bottom-up research approach with an emphasis on analyzing the stand-alone credit, including financials, bond covenants, management team, and underlying asset value. The above factors are generally applied uniformly to all bond types being evaluated, as the Fund’s strategy seeks to identify the best value opportunities regardless of bond type.
Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process when the Adviser identifies viable investment opportunities that would not otherwise be possible. The Fund may borrow up to one third of the value of its assets for investment purposes.
The Fund is a non-diversified fund which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds and, as a result, each position will have a greater impact on the Fund’s returns than would be the case for a “diversified” mutual fund.
Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies or if the Adviser makes poor strategy choices and/or individual investment decisions.
Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Fixed-Income Securities Risks. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
•Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

•Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
•Interest Rate Risk. In times of rising interest rates, bond prices will decline.  Generally, securities with longer maturities and funds with longer weighted average maturities and therefore higher durations carry greater interest rate risk. For example, if interest rates increase by 1%, the market value of a portfolio with a duration of three years would decline by approximately 3%. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
•Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
•Liquidity Risk. There may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
•Prepayment Risk. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.
•Duration Risk. The Fund can invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
High-Yield Fixed-Income Securities Risk. High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Restricted Securities Risk. The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.
Unrated Securities Risk. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Adviser's rating does not constitute a guarantee of the credit quality.

Floating Rate/Variable Rate Obligations Risk. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Tax Risks. Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would typically not be a suitable investment for investors investing through tax exempt or tax-deferred accounts.

Municipal Sector Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. General obligation bonds are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. By contrast, revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

Zero-Coupon Bonds Risk. Zero-coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Leverage Risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.
Risks of Shorter-Term Securities. Normally, when interest rates change, the values of shorter-term debt securities change less than the values of securities with longer maturities. The Fund tries to reduce the volatility of its share prices by seeking to maintain a shorter average effective portfolio maturity. However, shorter-term securities may have lower yields than longer-term securities. Shorter-term securities are also subject to extension and reinvestment risk. The Fund is subject to extension risk when principal payments on a debt security occur at a slower rate than expected, potentially extending the average life of the security. For securities with a call date in the near future, there is the risk that an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer may effectively change a short- or intermediate-term security into a longer term security, which could have the effect of locking in a below-market interest rate on the security, increasing the security's duration, making the security more vulnerable to interest rate risk, reducing the security's market value and increasing the Fund's average effective portfolio maturity. Under such circumstances, because the values of longer term securities generally fluctuate more widely in response to interest rate changes than shorter term securities, the Fund's volatility could increase. Reinvestment risk is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.
Liquidity Risk. Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Deferred Interest and Payment In Kind Securities Risks. Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Accordingly, these securities may involve greater credit risks and their value is subject to greater fluctuation in response to changes in market interest rates than other fixed income securities.
Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its assets (including the amount borrowed), as permitted under the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including purchasing securities, which creates "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow.
LIBOR Risk. Changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be present in this section. Updated performance is also available on the Fund’s website at https://principalstreetfunds.com/shortterm/.
Management
Investment Adviser
Principal Street Partners, LLC is the Fund’s investment adviser.

Portfolio Managers
Troy E. Willis, portfolio manager, and Charles S. Pulire, CFA and portfolio manager, are responsible for the day-to-day management of the Fund. Mr. Willis and Mr. Pulire have been portfolio managers of the Fund since its inception in April 2022.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Principal Street Short Term Municipal Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 1-877-914-7343 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The Fund’s minimum initial and subsequent investments are shown below. The Adviser may reduce or waive the minimums in its discretion.

	Minimum Initial Investments	Minimum Subsequent Investments
Investor Class	$1,000	$100
Institutional Class	$25,000	$1,000
Tax Information
Distributions reported by the Fund as "exempt-interest dividends" are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the Fund's capital gains are generally subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.